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                                                                    EXHIBIT 10.4

                                              SEAL FLEET, INC.
                                              P.O. BOX 1168
                                              Galveston, Texas 77553
                                              (409) 763-8878


July 23, 1996


Hvide Marine Incorporated
2200 Eller Drive
Ft. Lauderdale, Florida 33316

Dear Sirs:

     This is to advise you that Seal Fleet, Inc. has waived that portion of the condition set forth in paragraph 11(b) of the Asset Purchase Agreement among Hvide Marine Incorporated, Seal Fleet, Inc. and certain of its subsidiaries, and Thomas M. Ferguson entered into as of March 29, 1996 (the "Agreement") that requires the exclusion of those shares of Class A Common Stock owned by Three R Trusts in determining whether the transactions contemplated by the Agreement has been approved by a majority of the outstanding shares of the Company's Class A Common Stock.

                                          Very truly yours,


                                          Seal Fleet, Inc.



                                          By:          /s/ John W. Bissell
                                             -----------------------------